SCHEDULE II
                      INFORMATION WITH RESPECT TO
            TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
              SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                   SHARES
                                   PURCHASED        AVERAGE
                   DATE            SOLD(-)          PRICE(2)

COMMON STOCK-RELIANCE ELEC CO CLA

  GABELLI PROFIT SHARING PLAN

               12/07/94           10,000-           31.0000

  MICHAEL GABELLI

               12/06/94            1,500-           31.0000

  MATTHEW GABELLI

               12/06/94            1,500-           31.0000

  MARC GABELLI

               12/06/94            1,500-           31.0000

  MARC GABELLI

               12/06/94           10,000-           31.0000

  ELISA GABELLI

               12/06/94            1,500-           31.0000

  MARIO J. GABELLI

               12/06/94           10,000-           31.0000

 THE GABELLI PERFORMANCE PARTNERSHIP

               12/07/94          140,000-           31.0000

 GIL II, LTD.

               12/07/94           30,000-           31.0000

(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NY STOCK EXCHANGE.
(2) PRICE EXCLUDES COMMISSION.


                                             Page 24 of 25

                                   SHARES
                                   PURCHASED        AVERAGE
                   DATE            SOLD(-)          PRICE(2)

COMMON STOCK-RELIANCE ELEC CO CLA

 GIL II, LTD.

                12/07/94           50,000-           31.0000

 GABELLI FUNDS, INC.

   THE GABELLI VALUE FUND,INC.

                12/07/94          719,500-           31.0000

   THE GABELLI EQUITY TRUST,INC.

                12/07/94           50,000-           31.0000

   THE GABELLI CONVERTIBLE SECURITIES FUND

                12/07/94           50,000-           31.0000

   THE GABELLI ABC FUND

                12/07/94          191,000-           31.0000

 GAMCO INVESTORS, INC.

                12/07/94          770,300-           31.0000

                12/01/94            2,300            30.8750

 GABELLI ASSOCIATES LTD

                12/07/94           60,000-           31.0000

 GABELLI ASSOCIATES FUND

                12/07/94          542,400-           31.0000

                12/02/94           24,000            30.8750

                12/01/94            1,900-           81.9167

                12/01/94            1,900            30.7500

(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NY STOCK EXCHANGE.
(2) PRICE EXCLUDES COMMISSION.

                                        Page 25 of 25